UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012

Nutrisystem, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28551	23-3012204
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Fort Washington Executive Center 600 Office Center Drive Fort Washington, PA		19034
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-706-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in the Current Report on Form 8-K filed on June 6, 2012 (the “Original Report”), on June 6, 2012, the Board of Directors (the “Board”) of Nutrisystem, Inc. (the “Company”) elected Paul Guyardo as a director of the Company, effective immediately.

On October 25, 2012, Mr. Guyardo was appointed by the Board to serve on its Nominating and Corporate Governance Committee. This Current Report on Form 8-K/A amends the Original Report solely for the purpose of disclosing Mr. Guyardo’s committee assignment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2012

NUTRISYSTEM, INC.

By:	/s/ David D. Clark
Name:	David D. Clark
Title:	Chief Financial Officer